CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Global X Funds of our reports dated December 29, 2022, relating to the financial statements and financial highlights, which appear in Global X MSCI China Energy ETF, Global X MSCI China Materials ETF, Global X MSCI China Industrials ETF, Global X MSCI China Consumer Discretionary ETF, Global X MSCI China Consumer Staples ETF, Global X MSCI China Health Care ETF, Global X MSCI China Financials ETF, Global X MSCI China Information Technology ETF, Global X MSCI China Communication Services ETF, Global X MSCI China Utilities ETF, Global X MSCI China Real Estate ETF, Global X MSCI Greece ETF, Global X DAX Germany ETF, Global X MSCI Portugal ETF, Global X MSCI Colombia ETF, Global X MSCI Argentina ETF, Global X MSCI Pakistan ETF, Global X MSCI Nigeria ETF, Global X MSCI Vietnam ETF, Global X MSCI Next Emerging & Frontier ETF, Global X MSCI Norway ETF, Global X FTSE Southeast Asia ETF, Global X Social Media ETF, Global X Lithium & Battery Tech ETF, Global X Disruptive Materials ETF, Global X E-commerce ETF, Global X Emerging Markets Internet & E-commerce ETF, Global X SuperDividend ® ETF, Global X SuperDividend ® U.S. ETF, Global X MSCI SuperDividend ® EAFE ETF, Global X MSCI SuperDividend ® Emerging Markets ETF, Global X SuperDividend ® REIT ETF, Global X NASDAQ 100 ® Covered Call ETF, Global X S&P 500 ® Covered Call ETF, Global X Russell 2000 Covered Call ETF, Global X Dow 30 ® Covered Call ETF, Global X NASDAQ 100 ® Covered Call & Growth ETF, Global X S&P 500 ® Covered Call & Growth ETF, Global X Russell 2000 Covered Call & Growth ETF, Global X SuperIncome™ Preferred ETF, Global X Renewable Energy Producers ETF, Global X S&P 500 ® Catholic Values ETF, Global X S&P Catholic Values Developed ex-U.S. ETF, Global X Guru ® Index ETF, Global X S&P 500 ® Tail Risk ETF, Global X S&P 500 ® Risk Managed Income ETF, Global X S&P 500 ® Collar 95-110 ETF, Global X NASDAQ 100 ® Tail Risk ETF, Global X NASDAQ 100 ® Risk Managed Income ETF, Global X NASDAQ 100 ® Collar 95-110 ETF, Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF and Global X Blockchain & Bitcoin Strategy ETF Annual Reports on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", "Financial Highlights" and “Other Service Providers” in such Registration Statement. Philadelphia, Pennsylvania February 27, 2023